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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3/A Amendment No. 1 of our report dated November 19, 2003, relating to the consolidated financial statements which appear in Catapult Communications Corporation's Annual Report on Form 10-K for the year ended September 30, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/  PricewaterhouseCoopers LLP
San Jose, California
March 19, 2004